SEC 873 (5/99)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                October 17, 2000
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
                            ------------------------
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                                    --------
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   11-2050317
                                   ----------
                        (IRS Employer Identification No.)


        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431

               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
                                 --------------
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS.

                         AmeriNet Communications, Inc.

                        Acquisition Related Information

         On May 11, 2000, our company completed the acquisition of all of the capital stock (being 111 shares of common stock, $0.01 par value) of Lorilei Communications, Inc., a Florida corporation ("Lorilei"). It was acquired by our company in a reorganization designed to comply with Section 4(2) of the Securities Act, Section 517.061(11) of the Florida Securities and Investor Protection Act and Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). Lorilei's capital stock was acquired by our company in exchange for 572,519 shares of our company's common stock, $0.01 par value per share, issued in reliance on the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof. Initially, our company agreed to issue up to 907,896 additional shares of its common stock to former stockholders of Lorilei who were to remain as its principal employees and executive officers based on Lorilei's performance during the period ending on June 30, 2003, however, both such persons resigned from Lorilei on August 1, 2000, making such thresholds inapplicable. On September 12, 2000, in order to assure that our company's continuing investments in Lorilei were not subjected to claims based on undisclosed liabilities and to clarify unequivocally that the performance based shares and incentive stock options originally allocated to Mr. and Mrs. Cunningham were no longer applicable, our company organized a new Florida subsidiary, AmeriNet Communications, Inc. ("AmeriCom"), and assigned it some of Lorilei's assets, all of its personnel and most of its operations, including the fictitious names "The Firm Multimedia" and "Ocala News Tonight."

     Record title to certain of the assets will remain in Lorilei, however, such assets will be held by Lorilei as trustee for AmeriCom. AmeriCom agreed, in consideration for the assignment of Lorilei's assets, to make the mortgage, equipment lease and financing payments disclosed in exhibits to the acquisition agreement as well as to repay funds loaned to Lorilei by our company. AmeriCom intends to refinance such liabilities at such time as its operating results, as reflected in its financial statements, justify the required loans, on competitive terms, from one or more financial institutions.

     Yankees has loaned our company $251,000 which it loaned to Lorilei prior to the assignment of its assets and operations to AmeriCom. The obligation to repay the funds advanced by our company to Lorilei were assumed by AmeriCom as part of the consideration for Lorilei's assets and operations. Lorilei's assets included improved real estate held in fee simple, television and video production equipment, computers and other office equipment, leased facilities and equipment and other physical property currently used in conjunction with its business. The assets are currently encumbered by liens securing $349,651 in indebtedness.

     A copy of the asset purchase agreement between Lorilei and AmeriCom is filed as an exhibit to this report, , as permitted by Commission Rule 12b-23 (see Item 7, Financial Statements and Exhibits).


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference    Description


(10)                              Material Contracts

        (i)                     Material agreements pertaining to the Registrant

         .59       4            Asset  Purchase  Agreement  between  Lorilei and
                                AmeriCom,  dated October 17, 2000.
         .60                    Employment  Agreement  between AmeriCom and
                                Marnie A. Vaughn.
         .61                    Promissory Note between Lorilei and AmeriNet,
                                dated October 12, 2000.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

 Dated: November 1, 2000

                        /s/ Lawrence R. Van Etten
                              Lawrence R. Van Etten
                                    President



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